UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 22, 2003

                            Scottish Re Group Limited
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

            001-16855                                        N/A
   (Commission File Number)                          (I.R.S. Employer
                                                    Identification Number)

                          (441) 295-4451 (Registrant's
                     Telephone Number, Including Area Code)

                 P.O. Box HM 2939
   Crown House, Third Floor, 4 Par-la-Ville Road                 N/A
             Hamilton HM 08, Bermuda                           (Zip Code)
      (Address of Principal Executive Offices)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

   Scottish Re Group Limited hereby amends Item 7 of its Current Report on Form 8-K filed on January 6, 2004, in order to file certain financial statements and information.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) Financial Statements of Business Acquired

       This item is amended to include the following, attached hereto as Exhibit 99.1:

Independent Auditors' Report................................................   1

Statement of Income of ERC Life Reinsurance Corporation for the nine-month
   period ended September 30, 2003..........................................   2

Statement of Cash Flows of ERC Life Reinsurance Corporation for the
   nine-month period ended September 30, 2003...............................   3

Notes to Financial Statements...............................................   4


   (b) Pro Forma Financial Information

       This item is amended to include the following, attached hereto as Exhibit 99.2:

Unaudited Pro Forma Statement of Income for the year ended December 31, 2003   1


   (c) Exhibits

23.1    Consent of KPMG LLP

99.1 Financial Statements of ERC Life Reinsurance Corporation for the nine-month period ended September 30, 2003.

99.2 Unaudited Pro Forma Financial Statements of Scottish Re Group Limited for the year ended December 31, 2003.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SCOTTISH RE GROUP LIMITED


                                  By:   /s/ Elizabeth Murphy
                                        ------------------------------
                                        Elizabeth Murphy
                                        Chief Financial Officer



Dated:  March 4, 2004

                                INDEX TO EXHIBITS

Number  Description
------  -----------

23.1    Consent of KPMG LLP

99.1 Financial Statements of ERC Life Reinsurance Corporation for the nine-month period ended September 30, 2003.

99.2 Unaudited Pro Forma Financial Statements of Scottish Re Group Limited for the year ended December 31, 2003.